UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 21, 2009

CAPITOL BANCORP LTD.
(Exact Name of Registrant as Specified in Charter)

MICHIGAN	001-31708	38-2761672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. WASHINGTON SQUARE
FOURTH FLOOR
LANSING, MI  48933
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(517) 487-6555
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On July 20, 2009, the Executive Committee of the Board of Directors of Capitol Bancorp Ltd. (the “Company”) adopted a Share Purchase Rights Plan (the “Rights Plan”). Terms of the Rights Plan provide for a dividend distribution of one preferred share purchase right (a “Right”) for each outstanding share of common stock, no par value per share (the “Common Shares”), of the Company. The dividend is payable on July 31, 2009 (the “Record Date”) to the stockholders of record as of the close of business on that date. Common Shares that are newly issued after the Record Date will also carry Rights.

Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of newly designated Series X Junior Participating Preferred Stock, no par value per share (the “Preferred Shares”), at a price of $5.00 per one one-thousandth of a Preferred Share (the “Purchase Price”), subject to adjustment. Each Preferred Share has the designations, powers, preferences and rights set forth in the Certificate of Designations of Series X Junior Participating Preferred Stock filed on July 21, 2009 with the Department of Labor and Economic Growth of the State of Michigan (the “Certificate of Designations”). The description and terms of the Rights are set forth in the Rights Agreement (the “Rights Agreement”), dated as of July 21, 2009, between the Company and Mellon Investor Services LLC as Rights Agent (the “Rights Agent”). A Summary of the terms of the Rights (the “Summary of Rights”) is included in the Rights Agreement as Exhibit C thereto.

Until the earlier to occur of (i) the date of a public announcement that a person, entity, or group of affiliated or associated persons have acquired beneficial ownership of 10% or more of the outstanding Common Shares (an “Acquiring Person”) or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or entity becomes an Acquiring Person) following the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person or entity becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced by the stock certificates representing the Common Shares then outstanding (with or without a copy of the Summary of Rights). Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date, upon transfer or new issuance of Common Shares, will contain a legend incorporating the Rights Agreement by reference.

Until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable with and only with the Common Shares, and the surrender or transfer of any Common Share certificates, even without a notation or a copy of the Summary of Rights attached, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

The Rights are not exercisable until the Distribution Date. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights will expire as of the close of business on July 21, 2014 (the “Final Expiration Date”), unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

The Purchase Price payable, and the number of Preferred Shares or other securities or other property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares, or (iii) upon distribution to holders of the Preferred Shares of evidence of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above). With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. The exercise of Rights for Preferred Shares is at all times subject to the availability of a sufficient number of authorized but unissued Preferred Shares.

The number of outstanding Rights and the number of one one-thousandths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidation or combinations of the Common Shares occurring, in any case, prior to the Distribution Date. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of the number of one one-thousandths of a Preferred Share issuable upon the exercise of one Right, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 but will be entitled to an aggregate dividend of 1,000 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares would be entitled to a minimum preferential liquidation payment of $1,000 per share, but would also be entitled to receive an aggregate payment equal to 1,000 times the payment made per Common Share. Each Preferred Share will have 1,000 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 times the amount of consideration received per Common Share. These rights are protected by customary anti-dilution provisions. Because of the nature of the dividend, liquidation and voting rights of the Preferred Shares, the value of one one-thousandth of a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share. The Preferred Shares would rank junior to any other series of the Company’s preferred stock.

In the event that any person, entity or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its associates and affiliates (which will thereafter be null and void), will thereafter have the right to receive upon exercise that number of

Common Shares having a market value of two times the exercise price of the Right (or, if such number of shares is not and cannot be authorized, the Company may issue Preferred Shares, cash, debt, stock or a combination thereof in exchange for the Rights). This right will terminate 60 days after the date on which the Rights become nonredeemable (as described below), unless there is an injunction or similar obstacle to exercise of the Rights, in which event this right will terminate 60 days after the date on which the Rights again become exercisable.

Generally, under the Rights Plan, an “Acquiring Person” shall not be deemed to include (i) the Company, (ii) a subsidiary of the Company, (iii) any employee benefit or compensation plan of the Company, or (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan.  Except under limited circumstances, no person or entity shall become an Acquiring Person as the result of the acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such person or entity to 10% or more of the Common Shares then outstanding, and no person shall become an Acquiring Person due to the acquisition of Common Shares directly from the Company.

In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold to an Acquiring Person, its associates or affiliates or certain other persons in which such persons have an interest, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

At any time after an Acquiring Person becomes an Acquiring Person and prior to the acquisition by such Acquiring Person of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become null and void), in whole or in part, at an exchange ratio of one Common Share, or one one-thousandth of a Preferred Share, per Right (or, at the election of the Company, the Company may issue cash, debt, stock or a combination thereof in exchange for the Rights), subject to adjustment.

At any time prior to the earliest of (i) the day of the first public announcement that a person has become an Acquiring Person, or (ii) the Final Expiration Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”). Following the expiration of the above periods, the Rights become nonredeemable. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after such time as the Rights are distributed no such amendment may adversely affect the interests of the holders of the Rights (excluding the interest of any Acquiring Person).

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person, entity or group that attempts to acquire the Company on terms not approved by the Company’s Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors of the Company since the Rights may be amended to permit such acquisition or redeemed by the Company at $0.01 per Right prior to the earliest of (i) the time that a person or group has acquired beneficial ownership of 10% or more of the Common Shares or (ii) the Final Expiration Date.

The description of the Rights Plan is qualified in its entirety by reference to the Certificate of Designations, the Rights Agreement and the form of Rights Certificate, copies of which are attached hereto as Exhibit 3.1, Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference.

Item 3.03.    Material Modification to Rights of Security Holders.

See the description set forth under “Item 1.01. Entry into a Material Definitive Agreement,” which is incorporated into this Item 3.03 by reference.

 Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2009, the Company filed the Certificate of Designations with the Department of Labor and Economic Growth of the State of Michigan. See the description set forth under “Item 1.01. Entry into a Material Definitive Agreement” for a more complete description of the rights and preferences of the Preferred Shares, which is incorporated into this Item 5.03 by reference. A copy of the Certificate of Designations is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On July 21, 2009, the Company issued a news release announcing that Michigan Commerce Bancorp Limited, a wholly owned subsidiary of the Company that is expected to become public as a result of the spin-off of the Company’s Michigan-based banking operations (“MCBL”), filed a Form 10 registration statement with the U.S. Securities and Exchange Commission (the “SEC”).  A copy of the news release is included as Exhibit 99.1 to this report.

The Form 10 contains a preliminary information statement that includes, among other things, historical financial statements for MCBL for fiscal years 2006-2008 and management’s discussion and analysis of the results of operations and financial condition for such fiscal years, as well as information related to the planned spinoff of MCBL, the business of MCBL, a list of MCBL’s expected executive officers and directors and other customary legal and financial disclosures for MCBL, including risk factors.  The Form 10 is accessible through the SEC’s database of online corporate financial information by searching under Michigan Commerce Bancorp Limited at www.sec.gov. A copy of the Form 10 filing will also be available on the investor page at www.capitolbancorp.com.

Item 9.01.    Financial Statements and Exhibits.

Exhibits.

3.1	Certificate of Designations of Series X Junior Participating Preferred Stock, as filed with the Department of Labor and Economic Growth of Michigan on July 21, 2009.

4.1	Rights Agreement, dated as of July 21, 2009, by and between Capitol Bancorp Ltd. and Mellon Investor Services LLC, as Rights Agent.

4.2	Form of Right Certificate.

99.1
News release issued by Capitol Bancorp Ltd. on July 21, 2009 announcing Michigan Commerce Bancorp Limited’s Form 10 registration statement filing and Capitol Bancorp Ltd.’s adoption of the Rights Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                CAPITOL BANCORP LTD.

Dated: July 21, 2009                                                                                                         By: /s/ Cristin K. Reid
Name: Cristin K. Reid
Title: Corporate President

EXHIBIT INDEX

Exhibit
Number                      Description

3.1	Certificate of Designations of Series X Junior Participating Preferred Stock, as filed with the Department of Labor and Economic Growth of Michigan on July 21, 2009.

4.1	Rights Agreement, dated as of July 21, 2009, by and between Capitol Bancorp Ltd. and Mellon Investor Services, as Rights Agent.

4.2	Form of Right Certificate.

99.1
News release issued by Capitol Bancorp Ltd. on July 21, 2009 announcing Michigan Commerce Bancorp Limited’s Form 10 registration statement filing and Capitol Bancorp Ltd.’s adoption of the Rights Plan.